FORUM FUNDS



                      OAK HALL(R) SMALL CAP CONTRARIAN FUnd

                          Supplement Dated May 27, 1999
                       to Prospectus Dated August 1, 1998


Oak Hall Capital Advisors, LP, the Fund's investment adviser, has notified management that it intends to terminate its investment advisory agreement with Forum Funds with respect to the Fund on July 20, 1999. Management has not succeeded in locating a suitable replacement investment adviser or merger partner for the Fund. As a result, the Trustees of Forum Funds have determined to cease publicly offering the Fund's shares effective immediately. Further, the Trustees have directed Oak Hall to reduce the Fund's portfolio to cash and to pay distributions of net capital gains and net investment income to shareholders by June 3, 1999.

Forum Funds strongly advises that you redeem your shares or exchange them for shares of other Forum Funds as provided in your prospectus. The Trustees have directed the Fund to distribute its cash position to remaining shareholders on July 9, 1999 so that the Fund may be closed before the investment advisory agreement terminates.